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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 23, 2003, relating to the financial statements of Ribopharma AG, which appears in the Registration Statement on Form S-1, as amended as of May 27, 2004.




PricewaterhouseCoopers                                  June 3, 2004
Gesellschaft mit beschrankter Haftung
Wirtschaftsprufungsgesellschaft
Munich, Germany

/s/ Price                 /s/ McMahon

Price                       McMahon